8-K Exhibit 4.1

THIS FOURTEENTH SUPPLEMENTAL INDENTURE, dated as of June 1, 2016 (the “Supplemental Indenture”), is made by and between NORTHWESTERN CORPORATION (formerly known as NorthWestern Public Service Company), a corporation organized and existing under the laws of the State of Delaware (the “Company”), the post office address of which is 3010 West 69th Street, Sioux Falls, South Dakota 57108, and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York (successor to JPMorgan Chase Bank, N.A. (successor by merger to The Chase Manhattan Bank (National Association)))) (the “Trustee”), as Trustee under the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, hereinafter mentioned, the post office address of which is 101 Barclay Street, New York, New York 10286;
WHEREAS, the Company has heretofore executed and delivered its General Mortgage Indenture and Deed of Trust dated as of August 1, 1993 (the “Original Indenture”), to the Trustee, for the security of the Bonds of the Company issued and to be issued thereunder (the “Bonds”); and
WHEREAS, the Company has heretofore executed and delivered to the Trustee thirteen indentures supplemental to the Original Indenture, the first dated as of August 15, 1993, the second dated as of August 1, 1995, each of the third, fourth and fifth dated as of September 1, 1995, the sixth dated as of February 1, 2003, the seventh dated as of November 1, 2004, the eighth dated as of May 1, 2008, the ninth dated as of May 1, 2010, the tenth dated as of August 1, 2012, the eleventh dated as of December 1, 2013, the twelfth dated as of December 1, 2014 and the thirteenth dated as of September 1, 2015 (the Original Indenture, as supplemented and amended by the aforementioned thirteen supplemental indentures and by this Supplemental Indenture, being hereinafter referred to as the “Indenture”); and
WHEREAS, the Company desires to create a new series of Bonds to be issued under the Indenture, to be known as First Mortgage Bonds, 2.80% Series, due 2026 (the “First Mortgage Bonds of the 2.80% Series” or “First Mortgage Bonds”), which First Mortgage Bonds of the 2.80% Series are to be issued on the basis of Property Additions pursuant to Section 4.03 of the Indenture; and
WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Indenture, and pursuant to appropriate resolutions of the Board of Directors, has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and
WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized;
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
THAT the Company, in consideration of the acceptance or the purchase and ownership (as applicable) from time to time of the First Mortgage Bonds of the 2.80% Series and the service by the Trustee and its successors, under the Indenture and of One Dollar to it, duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is

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hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trust under the Indenture, for the benefit of those who shall hold the Bonds as follows:
ARTICLE I
DESCRIPTION OF FIRST MORTGAGE BONDS, 2.80% SERIES DUE 2026
Section 1.The Company hereby creates a new series of Bonds to be known as “First Mortgage Bonds, 2.80% Series due 2026.” The First Mortgage Bonds of the 2.80% Series shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, all of the terms, conditions and covenants of the Indenture, as supplemented and modified. The aggregate principal amount of First Mortgage Bonds of the 2.80% Series, which may be authenticated and delivered under the Indenture (except for First Mortgage Bonds of the 2.80% Series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other First Mortgage Bonds of the 2.80% Series pursuant to the Indenture and except for First Mortgage Bonds of the 2.80% Series which, pursuant to the Indenture, are deemed never to have been authenticated and delivered under the Indenture) is limited to $60,000,000.00.
The commencement of the first interest period for the First Mortgage Bonds of the 2.80% Series shall be June 15, 2016. The First Mortgage Bonds of the 2.80% Series shall mature on June 15, 2026, and shall bear interest at the rate of 2.80% per annum, from June 15, 2016 or from the most recent date to which interest has been paid or duly provided for, payable semi-annually on the 15th day of December and the 15th day of June (each, an “Interest Payment Date”) in each year, commencing December 15, 2016. Any interest on any First Mortgage Bond of the 2.80% Series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such First Mortgage Bond of the 2.80% Series (or one or more Predecessor Bonds) is registered at the close of business on the May 31st or November 30th, as the case may be (whether or not a Business Day) next preceding such Interest Payment Date. The First Mortgage Bonds of the 2.80% Series shall bear interest at the Default Rate under the circumstances set forth in the form of such Bond set forth in Section 3 of this Article I.
Section 2.The First Mortgage Bonds of the 2.80% Series shall be issued only as registered Bonds without coupons of the denomination of $1,000, or any integral multiple of $1 in excess of $1,000, appropriately numbered. The First Mortgage Bonds of the 2.80% Series may be exchanged, upon surrender thereof, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, for one or more First Mortgage Bonds of the 2.80% Series of other authorized denominations, for the same aggregate principal amount, subject to the terms and conditions set forth in the Indenture.
First Mortgage Bonds of the 2.80% Series may be exchanged or transferred without expense to the Holder thereof except that any taxes or other governmental charges required to be paid with respect to such transfer or exchange shall be paid by the Holder requesting such transfer or exchange as a condition precedent to the exercise of such privilege, other than exchanges pursuant to Section 3.04, 5.06 or 14.06 of the Indenture, not involving any transfer.

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The Trustee shall not register the transfer of any First Mortgage Bond of the 2.80% Series unless it receives a certificate in the form attached hereto as Appendix A.
The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under applicable law or under this Supplemental Indenture with respect to any transfer of any interest in a First Mortgage Bond of the 2.80% Series other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
Section 3.The First Mortgage Bonds of the 2.80% Series and the Trustee’s Certificate of Authentication shall be substantially in the following forms respectively:

[Remainder of page Intentionally Blank]

8-K Exhibit 4.1

[FORM OF BOND OF THE 2.80% SERIES DUE 2026]

THIS FIRST MORTGAGE BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED OR PLEDGED UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT OR AN EXEMPTION THEREFROM IS AVAILABLE, EXCEPT UNDER CIRCUMSTANCES WHERE NEITHER SUCH REGISTRATION NOR SUCH AN EXEMPTION IS REQUIRED BY LAW.
NORTHWESTERN CORPORATION
(Incorporated under the laws of the State of Delaware)
FIRST MORTGAGE BOND, 2.80% SERIES DUE 2026

No. R- $___________	[Date] PPN: 668074 F@1
For Value Received, the undersigned, NorthWestern Corporation (herein called the “Company,” which term shall include any Successor Corporation, as defined in the Indenture hereinafter referred to), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [____________], or registered assigns, the principal sum of [_______] Dollars (or so much thereof as shall not have been redeemed) on June 15, 2026, with interest (computed on the basis of a 360-day year of twelve 30‑day months) (a) on the unpaid balance hereof at the rate of 2.80% per annum (“Interest Rate”) from June 15, 2016, or from the most recent date to which interest has been paid or duly provided for, payable semiannually, on the 15th day of June and December in each year, commencing December 15, 2016, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment of interest and, during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make‑Whole Amount, at a rate per annum from time to time equal to the greater of (i) Interest Rate plus 2% or (ii) 2% over the rate of interest publicly announced by The Bank of New York Mellon from time to time in New York, New York as its “base” or “prime” rate, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Reference is hereby made to the further provisions of this First Mortgage Bond set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
[FORM OF TRUSTEE’S CERTIFICATE OF AUTHENTICATION]
This is one of the First Mortgage Bonds of the series designated therein referred to in the within-mentioned Indenture and Supplemental Indenture dated as of June 1, 2016.

THE BANK OF NEW YORK MELLON,
AS TRUSTEE

By _____________________________________
Authorized Signatory

8-K Exhibit 4.1

Payments of principal of, interest on and any Make-Whole Amount with respect to this First Mortgage Bond are to be made in lawful money of the United States of America at The Bank of New York Mellon in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this First Mortgage Bond. Any interest on this First Mortgage Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this First Mortgage Bond (or one or more Predecessor Bonds) is registered at the close of business on the May 31st or November 30th, as the case may be (whether or not a Business Day) next preceding such Interest Payment Date.
This First Mortgage Bond is one of a series of First Mortgage Bonds, 2.80% Series due 2026 (herein called the “First Mortgage Bonds”) issued pursuant to the Fourteenth Supplemental Indenture dated as of June 1, 2016 (as from time to time amended, the “Supplemental Indenture”), between the Company and the Trustee named therein which amends and supplements the General Mortgage Indenture and Deed of Trust dated as of August 1, 1993, executed by the Company (under its then name, NorthWestern Public Service Company) to The Chase Manhattan Bank (National Association), the predecessor to The Bank of New York Mellon, as Trustee (the “Trustee”) (as amended and supplemented from time to time, the “Indenture”) to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the properties mortgaged and pledged, the nature and extent of the security, the rights of Holders of the Bonds and of the Trustee in respect thereof, and the terms and conditions upon which the Bonds are, and are to be, secured. The Bonds may be issued in series, for various principal sums, may mature at different times, may bear interest at different rates and may otherwise vary as provided in the Indenture. The First Mortgage Bonds are also entitled to the benefits thereof and the Bond Purchase Agreement dated as of June 15, 2016 between the Company and the purchasers (the "Purchasers") of the First Mortgage Bonds listed in Schedule A thereto (the “Bond Purchase Agreement”). The Purchaser of this First Mortgage Bond will be deemed, by its acceptance hereof, to have made the representation set forth in Section 6.2 of the Bond Purchase Agreement. Unless otherwise indicated, capitalized terms used in this First Mortgage Bond shall have the respective meanings ascribed to such terms in the Supplemental Indenture.
This First Mortgage Bond is a registered First Mortgage Bond and, as provided in Section 3.05 of the Indenture but subject to the provisions of the Supplemental Indenture, upon surrender of this First Mortgage Bond for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new First Mortgage Bond for a like principal amount will be issued to, and registered in the name of, the transferee. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this First Mortgage Bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company, the Trustee nor any agent of the Company or the Trustee will be affected by any notice to the contrary.
This First Mortgage Bond is subject to optional redemption, in whole or from time to time in part, at the times and on the terms specified in the Supplemental Indenture, but not otherwise.

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If an Event of Default occurs and is continuing, the principal of this First Mortgage Bond may be declared or otherwise become due and payable in the manner and upon the conditions provided for in the Indenture, at the price equal to the outstanding principal amount thereof, together with interest accrued on such principal amount.
This First Mortgage Bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose, until the form of certificate endorsed hereon shall have been signed by or on behalf of The Bank of New York Mellon, the Trustee under the Indenture, or a successor trustee thereto under the Indenture, or by an authenticating agent duly appointed by the Trustee in accordance with the terms of the Indenture.
IN WITNESSETH WHEREOF, NorthWestern Corporation has caused this First Mortgage Bond to be signed (manually or by facsimile signature) in its name by an Authorized Executive Officer, as defined in the Indenture, and its corporate seal (or a facsimile thereof) to be hereto affixed and attested (manually or by facsimile signature) by an Authorized Executive Officer, as defined in the Indenture.
Dated:
NORTHWESTERN CORPORATION

BY
Authorized Executive Officer

ATTEST:

By_________________________________
Authorized Executive Officer

8-K Exhibit 4.1

ARTICLE II
ISSUE OF FIRST MORTGAGE BONDS OF THE 2.80% SERIES
Section 1.The Company hereby exercises the right to obtain the authentication of $60,000,0000 principal amount of Bonds pursuant to the terms of Section 4.03 of the Indenture. All such Bonds shall be First Mortgage Bonds of the 2.80% Series.
Section 2.Such First Mortgage Bonds may be authenticated and delivered prior to the filing for recordation of this Supplemental Indenture.
ARTICLE III
REDEMPTION
Section 4.Whenever the Company shall propose to redeem less than all of the Outstanding First Mortgage Bonds of the 2.80% Series on any Redemption Date, the Bond Registrar, instead of selecting by lot, shall select the serial numbers of the First Mortgage Bonds of the 2.80% Series to be redeemed (in whole or in part) by prorating, as nearly as may be, the aggregate principal amount of the First Mortgage Bonds of the 2.80% Series to be redeemed among the Holders of the First Mortgage Bonds of the 2.80% Series according to the principal amount thereof registered in their respective names. In any such pro ration, the Bond Registrar shall make such adjustments, reallocations and eliminations as it shall deem proper to the end that the principal amount of the First Mortgage Bonds of the 2.80% Series so prorated to any Holder of the First Mortgage Bonds of the 2.80% Series shall be $1,000 or an integral multiple of $1 in excess thereof, by increasing or decreasing or eliminating the amount which would be allocable to any such Holder on the basis of exact proportion by an amount not exceeding $1. The Bond Registrar in its discretion may determine the particular First Mortgage Bonds of the 2.80% Series (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part. In any determination by pro ration pursuant to this Section, First Mortgage Bonds of the 2.80% Series registered in the name of the Company shall not be considered Outstanding and shall be excluded in making the determination of the First Mortgage Bonds of the 2.80% Series to be redeemed.
Notice of redemption of any First Mortgage Bonds of the 2.80% Series shall be given as provided in Section 5.04 of the Original Indenture. If given by mail, the mailing of such notice shall be a condition precedent to redemption, provided that any notice which is mailed in the manner provided in Section 5.04 of the Original Indenture shall be conclusively presumed to have been duly given whether or not the Holders receive such notice, and failure to give such notice by mail, or any defect in such notice, to the Holder of any such Bond designated for redemption in whole or in part shall not affect the validity of the redemption of any other such Bond.
Except for the determination of the serial numbers of the First Mortgage Bonds of the 2.80% Series to be redeemed (in whole or in part) by pro ration as provided in this Section when less than all of the First Mortgage Bonds of the 2.80% Series are to be redeemed on any Redemption Date and except for the changes in the giving of notice of redemption as provided in this Section, the procedures for redemption of the First Mortgage Bonds shall be as provided in Article Five of the Original Indenture.

8-K Exhibit 4.1

Section 2.    Maturity. As provided therein, the entire unpaid principal balance of the First Mortgage Bonds of the 2.80% Series shall be due and payable on June 15, 2026.
Section 3.    Optional Redemption. The Company may, at its option, upon notice as provided below, redeem at any time all, or from time to time any part of, the First Mortgage Bonds of the 2.80% Series in an amount not less than $1,000,000 in the case of a partial redemption, at (i) 100% of the principal amount so redeemed, and (ii) if the Redemption Date is earlier than March 15, 2026 the Make-Whole Amount determined for the redemption with respect to such principal amount. The Company will give each holder of First Mortgage Bonds to be redeemed written notice of each optional redemption under this Section 3 not less than 30 days and not more than 60 days prior to the date fixed for such redemption. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of the First Mortgage Bonds to be redeemed on such date, the principal amount of each First Mortgage Bond held by such Holder to be redeemed (determined in accordance with Article III Section 4), and the interest to be paid on the Redemption Date with respect to such principal amount being redeemed, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount, if any, due in connection with such redemption (calculated as if the date the Company provides notice of the redemption to the Trustee in accordance with Section 5.02 of the Original Indenture were the date of the redemption), setting forth the details of such computation. Two Business Days prior to such Redemption Date, the Company shall deliver to the Trustee and to each Holder of First Mortgage Bonds to be redeemed a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount, if any, as of the specified Redemption Date. The Trustee shall have no responsibility for any such calculation.
Section 4.    Allocation in the Event of Partial Redemption. Subject to Article III, Section 1 above, in the case of each partial redemption of the First Mortgage Bonds of the 2.80% Series, the principal amount of the First Mortgage Bonds of the 2.80% Series to be redeemed shall be allocated among all of the First Mortgage Bonds of the 2.80% Series at the time Outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for redemption.
Section 5.    Maturity; Surrender, Etc. In the case of each redemption of First Mortgage Bonds pursuant to this Article III, the principal amount of each First Mortgage Bond to be redeemed shall mature and become due and payable on the date fixed for such redemption (which shall be a Business Day), together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any First Mortgage Bond paid or redeemed in full shall be surrendered to the Trustee and cancelled and shall not be reissued, and no First Mortgage Bond shall be issued in lieu of any redeemed principal amount of any First Mortgage Bond.
Section 6.    Purchase of First Mortgage Bonds. Notwithstanding anything contained herein or in the Original Indenture to the contrary, the Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the

8-K Exhibit 4.1

Outstanding First Mortgage Bonds except (a) upon the payment or redemption of the First Mortgage Bonds in accordance with the terms of the Indenture or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the Holders of all First Mortgage Bonds at the time Outstanding upon the same terms and conditions. Any such offer shall provide each Holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least 15 Business Days. If the Holders of more than 10% of the principal amount of the First Mortgage Bonds then Outstanding accept such offer, the Company shall promptly notify the remaining Holders of such fact and the expiration date for the acceptance by Holders of First Mortgage Bonds of such offer shall be extended by the number of days necessary to give each such remaining Holder at least 5 Business Days from its receipt of such notice to accept such offer. The Company and the Trustee hereby agree that for each such Holder that accepts such offer, any consent given as a condition to acceptance of such offer by such Holder shall be void and of no force or effect except solely as to such Holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other Holders of First Mortgage Bonds that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such Holder. The Company will promptly cancel all First Mortgage Bonds acquired by it or any Affiliate pursuant to any payment or redemption of First Mortgage Bonds pursuant to any provision of the Indenture and no First Mortgage Bonds may be issued in substitution or exchange for any such First Mortgage Bonds, except pursuant to Section 5.06 of the Original Indenture.
Section 7.    Make-Whole Amount.
“Make-Whole Amount” means, with respect to any First Mortgage Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such First Mortgage Bond over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:
“Called Principal” means, with respect to any First Mortgage Bond, the principal of such First Mortgage Bond that is to be redeemed pursuant to Article III Section 3.
“Discounted Value” means, with respect to the Called Principal of any First Mortgage Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such First Mortgage Bonds is payable) equal to the Reinvestment Yield with respect to such Called Principal.
“Reinvestment Yield” means, with respect to the Called Principal of any First Mortgage Bond, .50% (50 basis points) over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued

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actively traded on the run U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date.
In the case of each determination under clause (i) or clause (ii), as the case may be, of the preceding paragraph, such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the applicable U.S. Treasury security with the maturity closest to and greater than such Remaining Average Life and (2) the applicable U.S. Treasury security with the maturity closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable First Mortgage Bond.
“Remaining Average Life” means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.
“Remaining Scheduled Payments” means, with respect to the Called Principal of any First Mortgage Bond, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such First Mortgage Bonds, then (solely for the purpose of determining the Remaining Scheduled Payments) the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Article III Section 3.
“Settlement Date” means, with respect to the Called Principal of any First Mortgage Bond, the date on which such Called Principal is to be redeemed pursuant to Article III Section 3.
Section 8.    No Surrender. Notwithstanding the terms of Section 5.06 of the Original Indenture, the Holders shall not be required to surrender their First Mortgage Bonds in connection with a redemption under Section 5.06 of the Original Indenture as is contemplated by Article VI.

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ARTICLE IV.
AMENDMENTS TO ORIGINAL INDENTURE
Section 1. Section 1.03 of the Original Indenture is amended by adding at the end thereof the following additional paragraph:
Notwithstanding anything herein to the contrary, with respect to each Net Earnings Certificate required at any time at which (a) any of the First Mortgage Bonds are Outstanding under this Indenture, and (b) any bonds are outstanding under the Company’s Mortgage and Deed of Trust, dated as of October 1, 1945 relating to the Company’s utility property in the states of Montana and Wyoming (the “Montana Mortgage”), the “Adjusted Net Earnings of the Company” shall be, and shall be stated in such Net Earnings Certificate to be, the lesser of (A) the amount (for the applicable period selected in accordance with paragraph (a) of this Section 1.03) determined in accordance with paragraph (a) of this Section 1.03 (and the other provisions of this Section 1.03 that are relevant to such paragraph) on the basis of (i) the items set forth in clauses (i) and (ii) of paragraph (a) of this Section 1.03 being such portions of such items of the Company as have been reasonably allocated by the Company to or from the Mortgaged Property as a plant or plants and an operating system or operating systems in a manner consistent with the manner of allocation utilized and/or to be utilized by the Company in making calculations of the “Adjusted Net Earnings of the Company” under and as defined in the Montana Mortgage, and (ii) the item set forth in clause (iv) of paragraph (a) of this Section 1.03 being calculated without regard to income derived by the Company from any electric and/or gas utility business of the Company in which the Mortgaged Property is not utilized (but otherwise in accordance this Section 1.03), and (B) the amount (for the applicable period selected in accordance with paragraph (a) of this Section 1.03) determined in accordance with paragraph (a) of this Section 1.03 (and the other provisions of this Section 1.03 that are relevant to such paragraph) without any allocation or distinction as to the derivation of the items set forth in any of the clauses of paragraph (a) of this Section 1.03, other than allocation or distinction between (i) the electric and/or gas utility business or businesses in which the Company is engaged (whether or not the Mortgaged Property is utilized in connection therewith), and (ii) the other business or businesses (if any) in which the Company is engaged (with such other business or businesses being given effect under the item set forth in clause (iv) of paragraph (a) of this Section 1.03). Each such Net Earnings Certificate shall contain a statement of the signers of such Net Earnings Certificate that, in the opinion of such signers, the allocations made in the calculations of “Adjusted Net Earnings of the Company” as set forth in such Net Earnings Certificate are in accordance with the requirements of this final paragraph of this Section 1.03.
Section 2. Notwithstanding Section 1.16 of the Original Indenture, (x) in any case where any Interest Payment Date of any First Mortgage Bond shall not be a Business Day at any Place of Payment, then subject to clause (y) payment of interest need not be made at such Place of Payment on such date but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date to such Business Day and (y) any payment of principal of or Make‑Whole Amount on any First Mortgage Bond

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(including principal due on the Redemption Date or Stated Maturity of such First Mortgage Bond) and the accrued interest thereon that is due on a date that is not a Business Day at any Place of Payment need not be made at such Place of Payment on such date but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the scheduled due date, except that the additional days elapsed shall be included in calculating the accrued interest due on such next succeeding Business Day.
ARTICLE V.
THE TRUSTEE
The Trustee hereby accepts the trusts hereby declared and provided, and agrees to perform the same upon the terms and conditions in the Indenture set forth and upon the following terms and conditions:
The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. In general, each and every term and condition contained in Article Eleven of the Indenture shall apply to this Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and modifications thereof as may be appropriate to make the same conform to this Supplemental Indenture.
ARTICLE VI.
HOME OFFICE PAYMENT
So long as any Purchaser (as such term is defined in the Bond Purchase Agreement) or its nominee shall be the Holder of any First Mortgage Bond, and notwithstanding anything contained in the Indenture or in such First Mortgage Bond to the contrary, the Company will pay all sums becoming due on such First Mortgage Bond for principal, Make‑Whole Amount or premium, if any, and interest by the method and at the address specified for such purpose below such Holder’s name in Schedule A to the Bond Purchase Agreement dated as of June 15, 2016, or by such other method or at such other address as such Holder shall have from time to time specified to the Company and the Trustee in writing for such purpose, without the presentation or surrender of such First Mortgage Bond (notwithstanding the provisions of Section 5.06 of the Original Indenture) unless such Bond is to be paid or redeemed in full, in which case, as a condition to such payment, such Bond shall be presented and surrendered at the place of payment most recently designated by the Company pursuant to Section 3.05 of the Indenture. Prior to any sale or other disposition of any First Mortgage Bond held by any such Holder, such Holder, by its acceptance of a First Mortgage Bond, agrees that it will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such First Mortgage Bond to the Trustee in exchange for a new First Mortgage Bond or First Mortgage Bonds of the 2.80% Series in a principal amount giving effect to such payments of principal and interest pursuant to Section 3.05 of the Indenture, and in either case shall promptly notify the Company and the Trustee of the name and address of the transferee of any such First Mortgage Bond so sold or disposed of. The Trustee shall not be liable or responsible to any such Holder or transferee or to the Company or to any other Person for any act

8-K Exhibit 4.1

or omission to act on the part of the Company or any such Holder in connection with this Article VI. The Company will indemnify and save the Trustee harmless against any liability resulting from any such act or omission and against any liability resulting from any action taken by the Trustee in accordance with this Article VI. The Company will afford the benefits of this Article VI to any Institutional Investor that is the direct or indirect transferee of any First Mortgage Bond purchased by any such Purchaser or its nominee and that has made the same agreement relating to such First Mortgage Bond as is contemplated by this Article VI.
ARTICLE VII.
ADDITIONAL PROPERTY
The Company hereby confirms, acknowledges and states that the property described on Appendix B attached hereto is subject to the Lien of the Indenture pursuant to Granting Clause Second of the Original Indenture; and, for the avoidance of any doubt, the Company hereby grants, bargains, sells, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, all right, title and interest of the Company in and to such property, as security for the payment of the principal of, premium, if any, and interest, if any, on all Bonds issued under the Indenture and Outstanding (as defined in the Indenture), when payable in accordance with the provisions thereof, and as security for the performance by the Company of, and compliance by the Company with, the covenants and conditions of the Indenture, TO HAVE AND TO HOLD all such property on the same terms as all other property subject to the Lien of the Indenture.
ARTICLE VIII.
MISCELLANEOUS PROVISIONS
Section 1.    Except as otherwise defined herein or below, all capitalized terms used in this Supplemental Indenture have the meanings stated in the Indenture.
“Default Rate” means that rate of interest per annum that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the First Mortgage Bond or (ii) 2% over the rate of interest publicly announced by The Bank of New York Mellon in New York, New York as its “base” or “prime” rate.
“Institutional Investor” means with respect to any First Mortgage Bonds of the 2.80% Series (a) any original purchaser of a First Mortgage Bond of the 2.80% Series, (b) any holder of a First Mortgage Bond of the 2.80% Series holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the First Mortgage Bonds of the 2.80% Series then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any First Mortgage Bond of the 2.80% Series.
“Related Fund” means, with respect to any holder of any First Mortgage Bond of the 2.80% Series, any fund or entity that (i) invests in Securities or bank loans, and (ii) is advised or

8-K Exhibit 4.1

managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor.
“Securities” or “Security” shall have the meaning specified in Section 2(1) of the Securities Act.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.
“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.
Section 2.    This Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

8-K Exhibit 4.1

IN WITNESS WHEREOF, said NorthWestern Corporation has caused this Supplemental Indenture to be executed on its behalf by an Authorized Executive Officer as defined in the Indenture, and its corporate seal to be hereunto affixed and said seal to be attested by an Authorized Executive Officer as defined in the Indenture; and The Bank of New York Mellon, in evidence of its acceptance of the trusts hereby created, has caused this Supplemental Indenture to be executed on its behalf by one of its Vice Presidents and its corporate seal to be hereunto affixed and said seal to be attested by one of its Vice Presidents; all as of the 15th day of June, 2016.

NORTHWESTERN CORPORATION

By /s/ Brian Bird
Brian Bird
Vice President and Chief Financial Officer

CORPORATE SEAL

ATTEST:

/s/ Timothy P. Olson
Timothy Olson
Corporate Secretary

8-K Exhibit 4.1

THE BANK OF NEW YORK MELLON

By /s/ Francine Kincaid
Francine Kincaid
Vice President

CORPORATE SEAL

ATTEST:

/s/
Vice President

8-K Exhibit 4.1

STATE OF SOUTH DAKOTA     )
)SS.
COUNTY OF MINNEHAHA    )

BE IT REMEMBERED, that on this 9th day of June, 2016, before me, Nancy Thompson, a Notary Public within and for the County and State aforesaid, personally came Brian Bird, the Vice President and Chief Financial Officer of NorthWestern Corporation, a Delaware corporation, who is personally known to me to be such officer, and who is personally known to me to be the same person who executed as such officer the within instrument of writing, and such person duly acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act as such Vice President and Chief Financial Officer, and as the free and voluntary act of NorthWestern Corporation for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

(NOTARIAL SEAL)                    /s/ Nancy Thompson
Notary Public

8-K Exhibit 4.1

STATE OF NEW YORK         )
)SS.
COUNTY OF NEW YORK        )

BE IT REMEMBERED, that on this 15th day of June, 2016, before me, Cristopher J. Traina, a Notary Public within and for the State aforesaid, personally came Francine Kincaid, a Vice President of The Bank of New York Mellon, a New York banking corporation, who is personally known to me to be such officer, and who is personally known to me to be the same person who executed as such officer the within instrument of writing, and such person duly acknowledged that she signed, sealed and delivered the said instrument as her free and voluntary act as such Vice President, and as the free and voluntary act of The Bank of New York Mellon for the uses and purposes therein set forth.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year last above written.

(NOTARIAL SEAL)                    /s/ Christopher J. Traina
Notary Public

8-K Exhibit 4.1

APPENDIX A
ASSIGNMENT CERTIFICATE
In connection with the undersigned’s assignment and transfer to the assignee identified below of that certain First Mortgage Bond of the 2.80% Series issued by the Company to the undersigned dated ________________:
Assignee’s social security or tax I.D. number: ___________________________
Assignee’s name: _____________________________
Assignee’s address and zip code: ___________________________
___________________________
___________________________
the undersigned hereby certifies that such First Mortgage Bond of the 2.80% Series is being transferred as specified below:
CHECK ONE
(1) ☐    to the Company or a Subsidiary thereof;
(2) ☐    pursuant to an effective registration statement under the Securities Act of 1933; or
(3) ☐    pursuant to an exemption from the registration requirements of the Securities Act of 1933.
Unless one of items (1) through (3) above is checked, the Trustee or Bond Registrar will refuse to register the above-referenced First Mortgage Bond of the 2.80% Series in the name of any person other than the registered Holder thereof; provided, however, that if item (3) is checked, the Company may reasonably require, prior to the registration of any such transfer of the First Mortgage Bond of the 2.80% Series, additional information to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
If none of the foregoing items are checked, the Trustee or Bond Registrar shall not be obligated to register the First Mortgage Bond of the 2.80% Series in the name of any person other than the Holder thereof unless and until the conditions to any such transfer of registration set forth therein and in the Fourteenth Supplemental Indenture shall have been satisfied.
Signed: ___________________________________
Name of Holder:____________________________
Name of Signatory:__________________________
Title of Signatory:___________________________
Dated:___________________

SIGNATURE GUARANTEE

_____________________________
APPENDIX B

8-K Exhibit 4.1

The following properties, located in the following counties of the State of South Dakota, are subject to the Lien of the Indenture pursuant to Granting Clause Second of the Original Indenture:

SPINK COUINTY, SOUTH DAKOTA

NWE-ZELL TOWER ADDITION, as part of the Northeast Quarter (NE1/4) of Section Thirty-five (S35), Township One Hundred Seventeen North (T.117 N.), Range Sixty-six West (R.66 W.) of the Fifth (5th) Principal, Faulk County, South Dakota, containing 2.81 acres more or less. (Street Address: 37189 - 171st Street, Zell, SD 57469)

NWE DAKOTA ACCESS SUBSTATION ADDITION, A PART OF Masat Subdivision Lot One (1), situated in the South One half (S1/2) of the Southwest Quarter (SW1/4) of Section Seven (S7), Township One Hundred Fifteen North (T.115 N.), Range Sixty-three West (R.63 W.) of the Fifth (5th) Principal Meridian, Spink County, South Dakota, containing 2.22 acres more or less. (Street Address: 38816 - 180th Street, Tulare, SD 57476)

TURNER COUNTY, SOUTH DAKOTA

Lot Two (2) of Marion Industrial Park Addition, an Addition to the City of Marion, Turner County, South Dakota, ACCORDING TO THE RECORD PLAT THEREOF. Subject to easements, restrictions and reservation of record. (Street Address: 102 Broadway Circle, Marion, SD 57043)

CLARK COUNTY, SOUTH DAKOTA

NWE CLARK JCT. SUBSTATION SECTION ADDITION, a part of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of Section Thirty-six (S36), Township One Hundred Seventeen North (T.117 N.), Range Fifty-eight West (R.58 W.) of the Fifth (5th) Principal Meridian, Clark County, South Dakota, containing 3.67 acres more or less. (Street Address: 1606 - 427th Street, Clark, SD 57225)

LINCOLN COUNTY, SOUTH DAKOTA

Lot 17A, of the Plat of Lots 15A and 17A, Block 7, Reserve Addition to the City of Sioux Falls, Lincoln County, South Dakota, according to the record plat thereof. (Street Address: 3010 West 69th Street, Sioux Falls, SD 57108)

BEETHOVEN WIND PROJECT -- BON HOMME, CHARLES MIX, DOUGLAS & HUTCHINSON COUNTIES, SOUTH DAKOTA
The 80 MW wind generating facility located near Tripp, South Dakota, at the intersection of Hutchinson, Charles Mix, and Bon Homme Counties, approximately 115 km southwest of Sioux Falls, commonly known as the Beethoven Wind Farm, including the following lease and easement rights:

TRACT 1

Wind Energy Lease and Wind Easement Agreement effective June 30, 2014, by and between Charlotte Cihak, a single person; Bradley Cihak, a single person; and Brittany Cihak, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 30, 2014 and recorded July 1, 2014 as Book ER10, Page 373, Official Public Records, Bon Homme County, South Dakota. First Amendment to Real Property Contracts Assignment and Assumption Agreement dated April 1, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded May 5, 2015 in Book M35, Page 314, Official Public Records, Bon Homme County, South Dakota.

8-K Exhibit 4.1

TRACT 2

Wind Energy Lease and Wind Easement Agreement effective July 1, 2013, by and between Clearfield Hutterian Brethren, Inc., a South Dakota Domestic Nonprofit Corporation and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective July 1, 2013 and recorded November 7, 2013 as Book ER10, Page 272, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota.

TRACT 3

Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Darren M. Fechner and Heather J. Fechner, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded November 26, 2013 as Book ER10, Page 280, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota.
Wind Turbine Waiver Agreement executed between B & H Wind, LLC and Darren M. and Heather J. Fechner, husband and wife, dated September 12, 2014 & recorded September 24, 2014 at 10:30 am in Book M35, Page 210 of Misc. Records; as assigned by Second Amendment to Real Property Contracts Assignment and Assumption Agreement dated July 6, 2015 by and between B&H Wind, LLC, a South Dakota limited liability company and Beethoven Wind, LLC, a Delaware limited liability company recorded on July 24, 2015 in Book M35, Page 366, Bon Homme County, South Dakota.
TRACT 4
Transmission Easement Agreement effective November 21, 2013, by and between Ella Roth and Walter Roth, wife and husband and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Transmission Easement Agreement effective November 21, 2013 and recorded November 25, 2013 in Book ER10, Page 277, Official Public Records, Bon Homme County, South Dakota, and as amended by Amendment to Transmission Easement Agreement, effective March 28, 2014 and recorded June 17, 2015 in Book ER10, Page 420, Official Public Records, Bon Hornme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota.
TRACT 5
Wind Energy Lease and Wind Easement Agreement effective September 1, 2009, by and between Keith L. Frey and Betty L. Frey, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective September 1, 2009 and recorded May 5, 2011 as Book ER10, Page 89, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota.;
Wind Energy Lease and Wind Easement Agreement effective June 1, 2010, by and between Lester C. Frey, a single person; Keith Frey and Betty L. Frey, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2010 and recorded June 14, 2011 as Book ER10, Page 144, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota. Partial Release of Wind Energy Lease and Wind Easement Agreement dated June 19, 2015 by

8-K Exhibit 4.1

Beethoven Wind, LLC and recorded in Book ER10, Page 422, Official Public Records, Bon Homme County, South Dakota.
TRACT 6
Transmission. Easement Agreement effective November 20, 2013, by and between Carol Mae Slack, a life estate interest and Ronnie Buchholz, a life estate interest and Jeffrey D. Slack, as remainderman and Kristi L. Leisinger, as remainderman, as tenants in common and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Transmission Easement Agreement effective November 20, 2013 and recorded November 25, 2013 as Book ER10, Page 278, Official Public Records, Bon Homme County, South Dakota, and as amended by Amendment to Transmission Easement Agreement, dated March 30, 2014, evidenced by Memorandum of Transmission Easement Agreement, effective March 30, 2014, and recorded August 31, 2015, in Book ER10, Page 428, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota.
TRACT 7
Transmission Easement Agreement effective October 7, 2013, by and between Melvin L. Finck and Shirley M. Finek, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Transmission Easement Agreement effective October 7, 2013 and recorded November 26, 2013 as Book ER10, Page 279, Official Public Records, Bon Homme County, South Dakota. Amendment to Transmission Easement Agreement by and between Melvin L. Finck and Shirley M. Finck by and between Beethoven Wind, LLC, dated March 27, 2014 evidenced by a Memorandum of Amendment to Transmission Easement Agreement dated March 27, 2014 and recorded June 24, 2015 as Book ER10, Page 423, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota.
TRACT 8
Wind Energy Lease and Wind Easement Agreement dated March 1, 2011, by and between Michael J. Fechner and Lila Fechner, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded November 7, 2013 as Book ER10, Page 271, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota.
TRACT 9
Transmission Easement Agreement effective November 20, 2013, by and between Sherlyn S. Povondra and Dennis Povondra, wife and husband and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Transmission Easement Agreement effective November 20, 2013 and recorded November 22, 2013 as Book ER10, Page 274, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota. Amendment to Transmission Easement Agreement dated March 28, 2014 by Sherlyn S. Povondra and Dennis Povondra in favor of Beethoven Wind, LLC, as evidenced by Memorandum of Amendment to Transmission Easement Agreement, effective March 28, 2014, recorded June 24, 2015 in Book E10, Page 424, Official Public Records, Bon Homme County, South Dakota.

8-K Exhibit 4.1

TRACT 10
Transmission Easement Agreement effective November 21, 2013, by and between Leroy Roth and Judy Roth, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Transmission Easement Agreement effective November 21, 2013 and recorded November 22, 2013 as Book ER10, Page 275, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota. Amendment to Transmission Easement Agreement dated March 28, 2014 evidenced by a Memorandum of Amendment to Transmission Easement Agreement dated March 28, 2014, recorded June 25, 2015 in Book ER10, Page 425, Register of Deeds, Bon Homme County, South Dakota.
TRACT 11
Transmission Easement Agreement effective November 21, 2013, by and between Walter Roth and Ella Roth, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Transmission Easement Agreement effective November 21, 2013 and recorded November 25, 2013 as Book ER10, Page 277, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota. Amendment to Transmission Easement Agreement by and between Ella Roth and B&H Wind, LLC dated March 28, 2014, recorded June 17, 2015 in Book ER10, Page 421, Register of Deeds, Bon Homme County, South Dakota.
TRACT 12
Wind Energy Lease and Wind Easement Agreement effective February 1, 2011, by and between Arlo A. & Maydean Dewald and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective February 1, 2011 and recorded May 31, 2011 as Book ER10, Page 120, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota; Second Amendment to Real Property Contracts Assignment and Assumption Agreement dated July 6, 2015 by and between B&H Wind, LLC, a South Dakota limited liability company and Beethoven Wind, LLC, a Delaware limited liability company recorded on July 24, 2015 in Book M35, Page 366, Bon Homme County, South Dakota.
Transmission Easement Agreement effective April 26, 2014, by and between Arlo A. & Maydean M. Dewald, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Transmission Easement Agreement effective April, 26, 2014 and recorded April 28, 2014 as Book ER10, Page 305, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota.
TRACT 13
Wind Energy Lease and Wind Easement Agreement effective February 1, 2011, by and between Arlo A. & Maydean Dewald and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective February 1, 2011 and recorded May 31, 2011 as Book ER10, Page 120, Official Public Records, Bon Homme County, South Dakota. Real Property Contracts Assignment and Assumption dated August 19, 2014, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded September 9, 2014 in Book M35, Page 204, Official Public Records, Bon Homme County, South Dakota; Second Amendment to Real Property Contracts Assignment and Assumption Agreement effective July 6, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded July 24, 2015 in Book M35, Page 366, Official Public Records, Bon Homme County, South Dakota.

8-K Exhibit 4.1

Transmission Easement Agreement effective April 26, 2014, by and between Lennis & Judy Mehlhaff, husband and wife; and Arlo A. & Maydean M. Dewald, husband and wife, as seller in Contract for Deed and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Transmission Easement Agreement effective April 26, 2014 and recorded April 28, 2014 as Book ER10, Page 304, Official Public Records, Bon Homme County, South Dakota. First Amendment to Real Property Contracts Assignment and Assumption Agreement dated April 1, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded May 5, 2015 in Book M35, Page 314, Official Public Records, Bon Homme County, South Dakota.
TRACT 14
Wind Energy Lease and Wind Easement Agreement effective January 1, 2011, by and between Susanne M. Beesley and Billy P. Beesley, wife and husband, and Hannele Mueller, a single person, and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2011 and recorded May 18, 2011 as Book E8, Page 486, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 15
Wind Energy Lease and Wind Easement Agreement effective January 1, 2011, by and between Bietz Farms, a Partnership and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2011 and recorded April 14, 2011 as Book E8, Page 454, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 16
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between Geraldine Brezina, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded March 17, 2014 as Book E9, Page 136, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 17
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Mary E. Castro, Trustee of the Mary E. Castro Revocable Trust and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wirid Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book ES, Page 485, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 18
Wind Energy Lease and Wind Easement Agreement effective February 1, 2011, by and between Verletta H. Wittmeier, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective February 1, 2011 and recorded April 14, 2011 as Book ES, Page 453, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota. Second

8-K Exhibit 4.1

Amendment to Real Property Contracts Assignment and Assumption Agreement dated July 10, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded July 21, 2015 in Book M29, Page 378, Register of Deeds, Hutchinson County, South Dakota.
Wind Energy Lease and Wind Easement Agreement effective February 1, 2011, by and between Luella W. Gaiser, a single person, and Steven A. Dewald and Marcia J. Dewald, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective February 1, 2011 and recorded July 20, 2012 as Book E8, Page 593, Register of Deeds, Hutchinson County, South Dakota Second Amendment to Real Property Contracts Assignment and Assumption Agreement dated July 10, 2015, by and between 13 & H Wind, LLC, and Beethoven Wind, LLC, recorded in Book M29, Page 378, Register of Deeds, Hutchinson County, South Dakota.
TRACT 19
Wind Energy Lease and Wind Easement Agreement effective June 1, 2011, by and between Betty J. Stoebner and Rick R. Stoebner, wife and husband, Barbara Goehring and Merlin J. Goehring, wife and husband, and Kay W. Reimnitz and Boyd A. Reimnitz, wife and husband and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2011 and recorded July 20, 2012 as Book E8, Page 594, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 20
Wind Energy Lease and Wind Easement Agreement dated June 1, 2011, by and between Kathleen K. Hahn and Lennis R. Hahn, wife and husband and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2011 and recorded August 30, 2012 as Book E8, Page 605, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement effective August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 21
Wind Energy Lease and Wind Easement Agreement effective October 1, 2013, by and between Robert J. Heisinger and Rachel Heisinger, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective October 1, 2013 and recorded November 7, 2013 as Book E9, Page 120, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 22
Wind Energy Lease and Wind Easement Agreement effective January 1, 2012, by and between Leroy H. Isaak Trust, Leroy H. Isaak as the Trustee and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2012 and recorded March 17, 2014 as Book E9, Page 135, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.

8-K Exhibit 4.1

TRACT 23
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Lehr Living Trust and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book E8, Page 484, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts. Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 24
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Ronald L. Leischner and Elaine M. Leischner, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book E8, Page 487, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 25
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between Henry J. Lippert and Sherry A. Lippert, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded March 17, 2014 as Book E9, Page 134, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 26
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between an undivided 1/3 interest in Timothy L. Maag and Peggy A. Maag, Trustees under the Timothy L. & Peggy A. Maag Revocable Trust established July 9, 2011; an undivided 1/3 interest in Donald D. Maag and Janice M. Maag, husband and wife; and an undivided 1/3 interest in Glenn E. Maag and Barb A. Maag, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded March 17, 2014 as Book E9, Page 137, Register of Deeds, Hutchinson County, South Dakota; as amended by First Amendment to Wind Energy and Wind Easement Agreement and Amendments to Memorandums of Wind Energy Lease and Wind Easement Agreement dated August 31, 2015 and recorded on September 10, 2015 in Book E9, Page 237, Register of Deeds, Hutchinson County, South Dakota. Partial Release by Quit Claim Deed, recorded March 20, 2014 in Book DK, Page 259, Register of Deeds, Hutchinson County, South Dakota, as corrected by that certain Correction Deed recorded September 9, 2015 as Book DL, Page 276, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 27
Wind Energy Lease and Wind Easement Agreement effective June 1, 2011, by and between Richard J. Mayer and Beth Mayer, as tenants in common, subject to a life estate in favor of Richard J. Mayer and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2011 and recorded July 20, 2012 as Book E8, Page 595, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by

8-K Exhibit 4.1

and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 28
Wind Energy Lease and Wind Easement Agreement effective August 1, 2014, by and between Jarrod L. Nuss and Ronda G. Nuss, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective August 1, 2014 and recorded October 16, 2014 as Book E9, Page 175, Register of Deeds, Hutchinson County, South Dakota. First Amendment to Real Property Contracts Assignment and Assumption Agreement dated April 1, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded May 5, 2015 in Book M29, Page 330, Register of Deeds, Hutchinson County, South Dakota.
Wind Energy Lease and Wind Easement Agreement effective August 1, 2014, by and between Jarrod L. Nuss and Ronda G. Nuss, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind. Energy Lease and Wind Easement Agreement effective August 1, 2014 and recorded September 24, 2014 as Book 58, Page 195, Register of Deeds, Charles Mix County, South Dakota. First Amendment to Real Property Contracts Assignment and Assumption Agreement dated April 1, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded May 5, 2015 in Book M29, Page 330, Register of Deeds, Charles Mix County, South Dakota. First Amendment to Real. Property Contracts Assignment and Assumption Agreement dated April 1, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded May 5, 2015 in Book 59, Page 95, Register of Deeds, Charles Mix County, South Dakota.
TRACT 29
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between Dallas Olson Farms and Services LLC, a South Dakota limited liability company and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded March 13, 2014 as Book E9, Page 133, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 30
Wind Energy Lease and Wind Easement Agreement effective January 1, 2011, by and between Harvey Wormsbecher and Betty L. Wormsbecher, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2011 and recorded August 30, 2012 as Book E8, Page 607, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 31
Wind Energy Lease and Wind Easement Agreement effective June 1, 2011, by and between Emily J. Bickett and Lonny D. Bickett, wife and husband and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2011 and recorded July 20, 2012 as Book E8, Page 596, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.

8-K Exhibit 4.1

TRACT 32
Wind Energy Lease and Wind Easement Agreement effective October 1, 2013, by and between Bietz Farms, a Partnership and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective October 1, 2013 and recorded November 7, 2013 as Book E9, Page 119, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 33
Wind Energy Lease and Wind Easement Agreement effective July 1, 2013, by and between Clearfield Hutterian Brethren, Inc., a South Dakota domestic nonprofit corporation and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective July 1, 2013 and recorded November 7, 2013 as Book E9, Page 118, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.

TRACT 34
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Michael J. Fechner and Lila Fechner, husband and wife, and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 11, 2011 as Book E8, Page 458, Register of Deeds, Hutchinson County, South Dakota. B & H Wind, LLC conveys and quit claims its interest in and to the South 16 acres of the W1/2SW1/4-33-97-61 to Michael J. Fechner and Lila Fechner, husband and wife, pursuant to Quitclaim Deed dated February 28, 2014, and recorded April 8, 2014 in Book DK, page 292. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
Wind Energy Lease and Wind Easement Agreement effective March 1, 2014, by and between Michael J. Fechner and Lila Fechner, husband and wife, and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2014 and recorded April 8, 2014 as Book E9, Page 139, Register of Deeds, Hutchinson County, South Dakota. Second Amendment to Real Property Contracts Assignment and Assumption Agreement dated July 10, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded in Book M29, Page 378, Register of Deeds, Hutchinson County, South Dakota.
TRACT 35
Wind Energy Lease and Wind Easement Agreement effective October 1, 2013, by and between Robert J. Heisinger and Rachel Heisinger, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective October 1, 2013 and recorded November 7, 2013 as Book E9, Page 120, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
Transmission Easement Agreement effective November 6, 2013, by and between Robert J. Heisinger and Rachel Heisinger, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by

8-K Exhibit 4.1

Memorandum of Wind Energy Lease and Wind Easement Agreement effective November 6, 2013 and recorded November 7, 2013 as Book E9, Page 121, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota. Amendment to Transmission Easement Agreement dated March 27, 2014 as evidenced of record by that certain Memorandum of Amendment to Transmission Easement Agreement dated March 27, 2014 and recorded on June 24, 2015 in Book E9, Page 222, Register of Deeds, Hutchinson County, South Dakota.
TRACT 36
Wind Energy Lease and Wind Easement Agreement effective June 1, 2011, by and Leroy A. Hieb Revocable Living Trust, Leroy A. Hieb and Ruby D. Hieb, as Trustees and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2011 and recorded July 20, 2012 as Book E8, Page 596, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 37
Wind Energy Lease and Wind Easement Agreement effective February 1, 2011, by and Donald D. Hight and Cindy Jo Hight, husband and wife; and Lester Frey, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective February 1, 2011 and recorded April 14, 2011 as Book E8, Page 455, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 38
Wind Energy Lease and Wind Easement Agreement effective January 1, 2011, by and between David C. Mogck and Candyce S. Mogck, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2011 and recorded April 14, 2011 as Book E8, Page 449, Register of Deeds, Hutchinson County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 39
Wind Energy Lease and Wind Easement Agreement effective November 1, 2011, by and between Lloyd Petzoldt, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective November 1, 2011 and recorded August 30, 2012 as Book E8, Page 606, Register of Deeds, Hutchinson County, South Dakota. Quit Claim Deed dated February 28, 2014, whereby the East 700 feet of the South 775 feet of the PANE1/4-33-97-61 is released from said Easement, as recorded in Book DK, page 260 on March 20, 2014. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 9, 2014 in Book M29, page 153, Register of Deeds, Hutchinson County, South Dakota.
TRACT 40
Wind Energy Lease and Wind Easement Agreement effective January 1, 2011, by and between Rodger L. Brandt and Sandy A. Brandt, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2011 and recorded May

8-K Exhibit 4.1

18, 2011 as Book 55, Page 82, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 41
Wind Energy Lease and Wind Easement Agreement effective July 1, 2013, by and between Clearfield Hutterian Brethren, Inc., a South Dakota domestic nonprofit corporation and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective July 1, 2013 and recorded November 26, 2013 as Book 57, Page 231, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 42
Wind Energy Lease and Wind Easement Agreement effective January 1, 2011, by and between Keith L. Frey and Betty L. Frey, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2011 and recorded July 24, 2012 as Book 56, Page 205, Official Public Records, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 43
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Allen Friederich, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book 55, Page 85, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 44
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Allen Friederich, a single person, Jerry Friederich and Karen Friederich, husband and wife, Barbara Janis, a single person, Randy Friederich and Joleyn Friederich, husband and wife, Denis Friederich and Lorrie Friederich, husband and wife, as tenants in common, subject to a Life Estate of Bertha Friederich, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded July 24, 2012 as Book 56, Page 207 Official Public Records, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 45
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Sheldon K. Friederich and Gail M. Friederich, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book 55, Page 86, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and

8-K Exhibit 4.1

Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 46
Wind Energy Lease and Wind Easement Agreement effective June 1, 2011, by and between Kathleen K. Hahn and Lennis R. Hahn, wife and husband and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2011 and recorded August 30, 2012 as Book 56, Page 248, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 47
Wind Energy Lease and Wind Easement Agreement effective January 1, 2012, by and between Leroy FL Isaak Trust, Leroy H. Isaak as the Trustee and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2012 and recorded March 12, 2014 as Book 58, Page 60, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 48
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between David G. Potas and Sean F. Potas, Trustees of the David G. Potas Revocable Trust dated June 13, 2000 and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book 55, Page 80, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 49
Wind Energy Lease and Wind Easement Agreement effective June 1, 2011, by and between Betty J. Stoebner and Rick R. Stoebner, wife and husband, Barbara Goehring and Merlin J. Goehring, wife and husband, and Kay W. Reimnitz and Boyd A. Reimnitz, wife and husband and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement dated June 1, 2011 and recorded July 24, 2012 as Book 56, Page 210, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 50
Wind Energy Lease and Wind Easement Agreement effective June 1, 2011, by and between Dennis Bitterman, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2011 and recorded July 24, 2012 as Book 56, Page 206, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota; and the Second Amendment to Real Property Contracts Assignment and Assumption Agreement by and between B & H Wind, LLC

8-K Exhibit 4.1

and Beethoven Wind, LLC, recorded on July 24, 2015 in Book 59, page 162, Register of Deeds, Charles Mix County, South Dakota.
TRACT 51
Wind Easement and Setback Waiver effective August 15, 2014, by and between Freier Farms, Inc., a South Dakota corporation and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Easement and Setback Waiver effective August 15, 2014 and recorded September 4, 2014 as Book 58, Page 180, Register of Deeds, Charles Mix County, South Dakota. First Amendment to Real Property Contracts Assignment and Assumption Agreement dated April 1, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded May 5, 2015 in Book 59, Page 95, Register of Deeds, Charles Mix County, South Dakota.
TRACT 52
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Douglas R. Freier, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book 55, Page 78, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 53
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between Glenn R. Hartman and Marilyn J. Martman, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded February 21, 2014 as Book 58, Page 26, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 54
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between Myron L. Kraft and Janet L. Kraft, as Co-Trustees of The Myron L. Kraft and Janet L. Kraft Joint Revocable Living Trust and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded March 12, 2014 as Book 58, Page 59, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 55
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Ronald L. Leischner and Elaine M. Leischner, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book 55, Page 81, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.

8-K Exhibit 4.1

TRACT 56
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between undivided 1/3 interest vested in Timothy L. Maag and Peggy A. Maag, Trustees under the Timothy L. & Peggy A. Maag Revocable Trust established July 9, 2011; undivided 1/3 interest vested in Donald D. Maag and Janice M. Maag, husband and wife; undivided 1/3 interest vested in Glenn E. Maag and Barb A. Maag, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded March 12, 2014 as Book 58, Page 61, Register of Deeds, Charles Mix County, South Dakota; as amended by First Amendment to Wind Energy and Wind Easement Agreement and Amendments to Memorandums of Wind Energy Lease and Wind Easement Agreement dated August 31, 2015 and recorded on September 10, 2015 in Book 59, Page 191, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 57
Wind Energy Lease and Wind Easement Agreement effective February 1, 2011, by and between Brian Mogck and Denise Mogck, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective February 1, 2011, and recorded July 24, 2012 as Book 56, Page 209, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 58
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between Henry J. Peters and Lorraine E. Peters, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded February 21, 2014 as Book 58, Page 27, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 59
Wind Energy Lease and Wind Easement Agreement effective January 1, 2014, by and between Steve Peters and Carolyn F. Peters, husband and wife and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective January 1, 2014 and recorded February 21, 2014 as Book 58, Page 28, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 60
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between David G. Potas and Sean F. Potas, Trustees of the Sean F. Potas Revocable Trust dated June 13, 2000 and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book 55, Page 79, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.

8-K Exhibit 4.1

TRACT 61
Wind Energy Lease and Wind Easement Agreement effective June 1, 2011, by and between Barry D. Schmidt and Debra A. Schmidt, husband and wife, Thomas A. Schmidt and Connie J. Schmidt, husband and wife, Amy L. Wonnenberg and Dan Wonnenberg, wife and husband, as tenants in common, Subject to the life estate of Delores M. Schmidt and Maynard W. Schmidt, husband and wife, and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective June 1, 2011 and recorded July 24, 2012 as Book 56, Page 208, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 62
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Jason M. Streyle, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March 1, 2011 and recorded May 18, 2011 as Book 55, Page 83, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota;
Wind Energy Lease and Wind Easement Agreement effective March 1, 2011, by and between Jason M. Streyle, a single person, James M. Streyle and Jalynne M. Streyle, husband and wife, and Denise M. Mostek and Scott A. Mostek, wife and husband, as tenants in common and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective March. 1, 2011 and recorded May 18, 2011 as Book 55, Page 84, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 63
Wind Energy Lease and Wind Easement Agreement effective July 1, 2013, by and between Clearfield Hutterian Brethren, Inc., a South Dakota domestic nonprofit corporation and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective July 1, 2013 and recorded November 26, 2013 as Book 57, Page 231, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 64
Wind Energy Lease and Wind Easement Agreement effective October 1, 2013, by and between John R. Erck, a single person and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective October 1, 2013 and recorded November 26, 2013 as Book 57, Page 229, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 65
Wind Energy Lease and Wind Easement Agreement effective October 1, 2013, by and between Cindy Jo Hight and Donald D. Hight, wife and husband and B & H Wind, LLC, a South Dakota limited liability company, as evidenced by Memorandum of Wind Energy Lease and Wind Easement Agreement effective October 1, 2013 and recorded

8-K Exhibit 4.1

November 26, 2013 as Book 57, Page 230, Register of Deeds, Charles Mix County, South Dakota. Real Property Contracts Assignment and Assumption Agreement dated August 19, 2014 by and between B & H Wind, LLC and Beethoven Wind, LLC, recorded on September 4, 2014 in Book 58, page 183, Register of Deeds, Charles Mix County, South Dakota.
TRACT 66
Wind Easement and Setback Waiver effective August 15, 2014, by and between Marvin D. Lau and Alma J. Lau, Trustees of the Marvin D. & Alma J. Lau Family Trust, an undivided one-half interest, and Gregg T. Ehresmann, Trustee of the Lester C. Ehresmann Revocable Living Trust Agreement effective May 4, 1996,an undivided one-half interest (together with their successors, assigns and heirs) and 13 & H Wind, LLC, a South Dakota limited liability company, recorded September 24, 2014 as Book 58, Page 196, Register of Deeds, Charles Mix County, South Dakota. First Amendment to Wind Easement and Setback Waiver dated July 30, 2015 by and between an undivided one-half interest: Marvin D. Lau and Alam J. Lau, trustees of the Marvin D. & Alma J. Lau Family Trust, and an undivided one-half interest: Gregg R. Ehresmann, trustee of the Lester C. Ehresmann Revocable Living Trust Agreement dated May 4, 1996 and Beethoven Wind, LLC (as successor in interest to B&H Wind, LLC recorded on August 31, 2015 in Book 59, Page 185, Register of Deeds, Charles Mix County, South Dakota. First Amendment to Real Property Contracts Assignment and Assumption Agreement dated April 1, 2015, by and between B & H Wind, LLC, and Beethoven Wind, LLC, recorded May 5, 2015 in Book 59, Page 95, Register of Deeds, Charles Mix County, South Dakota.
TRACT 67
Setback Waiver Agreement dated September 14, 2015 by and between Pleasant View Cemetery Association and Beethoven Wind, LLC, as evidenced by Memorandum of Setback Waiver effective September 14, 2015 and recorded September 16, 2015 in Book M29, Page 411, Hutchinson County, South Dakota
The foregoing interests encumber the following real property:
TRACT 1
The South Half of the Southwest Quarter (S1/2SW1/4) of Section Eight (8) in Township Ninety-six (96) North of Range Sixty (60) West of the 5th P.M., in Bon Homme County, South Dakota, excepting highways.
TRACT 2
The West Half of the West Half of the Northeast Fractional Quarter (W1/2W1/2NEfr1/4) of Section Five (5) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
The Southeast Quarter of the Southwest Quarter (SE1/4SW1/4) including Lot Twelve (12) of the Southeast Quarter of the Southwest Quarter (SE1/4SW1/4) all in Section Five (5) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota, excepting highways.
Government Lots Three (3), Four (4) and Five (5) of Section Five (5) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
Government Lot Six (6) including Lot A of Lot Six (6) all in Section Five (5) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
The Northeast Quarter of the Northwest Quarter (NE1/4NW1/4) and the Southeast Quarter of the Northwest Quarter (SE1/4NW1/4) of Section Eight (8) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.

8-K Exhibit 4.1

Government Lot One (1) also described as Northwest Quarter of the Northwest Quarter (NW1/4NW1/4) of Section Eight (8) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
TRACT 3
The North Half of the North Half of the Northeast Quarter (N1/2N1/2NE1/4) of Section Four (4) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M. in Bon Homme County, South Dakota.
TRACT 4
The West Half of the Southeast Quarter (W1/2SE1/4) of Section Eleven (11) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
TRACT 5
PARCEL 1:
The Northwest Fractional Quarter (NWfr1/4) described as Lots Three (3) and Four (4) and the South Half of the Northwest Quarter (S1/2NW1/4) of Section Four (4) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota, excepting highways.
PARCEL 2:
The Southwest Quarter (SW1/4) of Section Four (4) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota, excepting highways.
PARCEL 3:
The Southeast Quarter (SE1/4) of Section Four (4) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
PARCEL 4:
The East Half of the Northeast Fractional Quarter (E1/2NEfr1/4) of Section Five (5) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5d1 P.M., in Bon Homme County, South Dakota.
PARCEL 5:
The East Half of the West Half of the Northeast Fractional Quarter (E1/2W1/2NEfrl/4) of Section Five (5) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
PARCEL 6:
The Southeast Quarter (SE1/4) of Section Five (5) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota, excepting highways.
TRACT 6
The Southwest Fractional Quarter (SWfrl/4) of Section Seven (7) in Township Ninety-six (96) North of Range Sixty (60) West of the 5th P.M., in Bon Homme County, South Dakota.

8-K Exhibit 4.1

TRACT 7
The South Half of the Southeast Quarter (S1/2SE1/4) of Section Seven (7) in Township Ninety-six (96) North of Range Sixty (60) West of the 5th P.M., in Bon Homme County, South Dakota, excepting highways.
TRACT 8
The West Half of the Northwest Fractional Quarter (W1/2NWfrl/4) of Section Three (3) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M. in Bon Homme County, South Dakota.
The Northeast Fractional Quarter (NEfr1/4) excepting the North Half of the North Half of the Northeast Quarter (N1/2N1/2NE1/4) of Section Four (4) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M. in Bon Homme County, South Dakota.
TRACT 9
The Southwest Quarter (SW1/4) of Section Three (3) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
TRACT 10
The West Half of the Northwest Quarter (W1/2NW1/4) including vacated highway ROW of Section Ten (10) of Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
TRACT 11
PARCEL 1:
The Southwest Quarter (SW1/4) including the Thirty-three Feet (33') vacated ROW of Section Ten (10) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
PARCEL 2:
The Southeast Quarter (SE1/4) of Section Ten (10) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
TRACT 12
PARCEL 1:
INTENTIONALLY DELETED.
PARCEL 2:
The Southwest Quarter (SW1/4) of Section Eleven (11) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
PARCEL 3:
The East Half of the Southeast Quarter (E1/2SE1/4) of Section Eleven (11) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota, excepting Cemetery.

8-K Exhibit 4.1

PARCEL 4:
The East Half of the Southwest Quarter (E1/2SW1/4) of Section Twelve (12) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
PARCEL 5:
The Southeast Quarter (SE1/4) of Section Twelve (12) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
TRACT 13
Parcel 1:
The Southwest Quarter of the Southwest Quarter (SW1/4SW1/4) of Section Twelve (12) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota.
Parcel 2:
The East Half of the Southeast Quarter (E1/2SE1/4) of Section Eleven (11) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota, excepting Cemetery.
Parcel 3:
The Southeast Quarter of the Northeast Quarter (SE1/4NE1/4) of Section Fourteen (14) in Township Ninety-six (96) North of Range Sixty-one (61) West of the 5th P.M., in Bon Homme County, South Dakota, excepting highways.
TRACT 14
The Northeast Quarter (NE1/4) Section Twenty-Nine (29), Township Ninety-seven (97) North, Range Sixty- one (61), West of the 5th P.M. Hutchinson County, South Dakota.
Except:
Mueller Tracts One (1) and Two (2) in Section Twenty-Nine (29), Township Ninety-seven (97) North, Range Sixty-one (61), West of the 5th P.M. Hutchinson County, South Dakota.
TRACT 15
The SW'/4 and the SE'/4 of Section 22; AND
The NW'/4 of Section 27;
ALL BEING IN Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 16
The S1/2NE1/4 of Section 22, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 17
The NW1/4 of Section 22, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.

8-K Exhibit 4.1

TRACT 18
Parcel 1:
The E1/2 of SE1/4 of Section 21, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
Parcel 2:
The W1/2 of SE1/4 of Section 21, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 19
The N1/2NW1/4 and Government Lots 1 and 2, of Section 29, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 20
Platted Lot 2B in Section 32, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 21
The NE1/4 and SE1/4 of Section 27, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 22
Lot 1 and Lot 2A of Section 32, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 23
All that real property located in Hutchinson County, South Dakota, described as follows:
The Northeast Quarter (NE1/4) of Section Twenty-One (21), Township Ninety-Seven North (97N), Range Sixty-One (61), West of the 5th P.M., and the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section Sixteen (16), Township Ninety-Seven North (97N), Range Sixty-One (61), West of the 5th P.M., all in the County of Hutchinson, State of South Dakota;
And
The Southwest Quarter (SW1/4) of Section Twenty One (21), Township Ninety-Seven North (97N), Range Sixty-One (61), West of the 5th P.M., in the County of Hutchinson, State of South Dakota;
And
The Northwest Quarter (NW1/4) of Section Twenty-One (21), Township Ninety-Seven North (97N), Range Sixty-One (61), West of the 5th P.M., in the County of Hutchinson, State of South Dakota;
Except
Tract A in the Northeast Quarter (NE1/4) of Section Twenty-One (21), in Township Ninety-Seven North (97N), Range Sixty-One (61), West of the 5th P.M

8-K Exhibit 4.1

TRACT 24
Government Lots 1, 2 and 3, in Section 30, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 25
The N1/2NE1/4 of Section 22, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 26

All that real property located in the County of Hutchinson, in the State of South Dakota, described as follows:
Lot 3, 4 and 5, of Section 29, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota, containing 67.87 acres more or less.
Less and except the following:
The south 575 feet of the Southeast Quarter (SE1/4) of Section Twenty-Nine (29), Township Ninety-Seven (97), North Range Sixty-one (61), West of the 5th P.M., containing 3.40 acres more or less
TRACT 27
Mueller's Tracts 1 and 2 in the NE1/4 of Section 29, Township 97 North, Range 61 West 511, P.M., in Hutchinson County, South Dakota.
TRACT 28
The Southwest fractional Quarter (SW1/4) (also described as Government Lot 1, and the Northwest Quarter of the Southwest Quarter, and the East Half of the Southwest Quarter) of Section 28, Township 97 North, Range 61 West 5th P.M., in Hutchinson and Charles Mix County, South Dakota.
TRACT 29
The S1/2NW1/4 of Section 28, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 30
All that real property located in Hutchinson County, South Dakota, described as follows:
The North Half of the Northwest Quarter (N1/2NW1/4) of Section Twenty Eight (28), Township Ninety-Seven (97) North, Range 61 West 5th P.M less and except the following tract:
Beginning at the North East corner of the North West Quarter of Section Twenty Eight (28) of Township Ninety Seven (97) North, of Range Sixty One (61) West, thence west along the section line sixteen (16) rods, thence south twenty (20) rods, thence east sixteen (16) rods to the east line of said quarter section, thence north along said line twenty (20) rods to the place of beginning.
TRACT 31
The W1/2NW1/4 of Section 33, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.

8-K Exhibit 4.1

TRACT 32
The S1/2SW1/4 of Section 27;
AND
The NE1/4, the NW1/4, and the SW1/4 of Section 34;
ALL BEING IN Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 33
The E1/2SW1/4 of Section 33, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 34
As to Wind Energy Lease and Wind Easement Agreement effective March 1, 2011: The West Half of the Southwest Quarter (W1/2SW1/4) of Section Thirty-Three (33), Township Ninety-Seven (97) North, Range Sixty-One (61) West, 5th P.M., in Hutchinson County South Dakota, except the South 16 acres of the West Half of the Southwest Quarter (W1/2SW1/4) of Section Thirty-Three (33), Township Ninety-Seven (97) North, Range Sixty-One (61), West 5th P.M., in Hutchinson County, South Dakota.
As to Wind Energy Lease and Wind Easement Agreement effective March 1, 2014: The South 16 acres of the West Half of the Southwest Quarter (W1/4SW1/4) of Section Thirty-Three (33), Township Ninety-Seven (97) North, Range Sixty-One (61), West 5th P.M., in Hutchinson County, South Dakota.
TRACT 35
The SE1/4 of Section 33, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 36
The E1/2NW1/4 of Section 33, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 37
Government Lots 3 and 4 and the E1/2SE1/4 of Section 32, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 38
The W1/2NE1/4 of Section 33, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota.
TRACT 39
The E1/2NE1/4 of Section 33, Township 97 North, Range 61 West 5th P.M., in Hutchinson County, South Dakota, less and except the east 700 feet of the south 775 feet of the East Half of the Northeast Quarter (E1/2 NE1/4) of Section Thirty-three (33), Township Ninety-seven (97) North, Range Sixty-one (61) West of the 5th P.M., Hutchinson County, South Dakota.

8-K Exhibit 4.1

TRACT 40
Parcel 1:
The south one-half of the southwest quarter (S1/2SW1/4), Section twenty-nine (29), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
Parcel 2:
The west one-half of the southwest quarter (W1/2SW1/4), the northeast quarter of the southwest quarter (NE1/4SW1/4) and Lot five (5), Section thirty-two (32), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 41
Parcel 1:
The southwest quarter of the southwest quarter (SW1/4SW1/4), Section one (1), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 2:
Lots three (3) and four (4), the south one-half of the northwest quarter (S1/2NW1/4) and the northwest quarter of the southwest quarter (NW1/4SW1/4), less 1 square acre of land in the extreme northwest corner of the NW1/4NW1/4 or Lot 4, Section One (1), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian;
also described as
The northwest quarter (NW1/4) and the northwest quarter of the southwest quarter (NW1/4SW1/4), less 1 square acre of land in the extreme northwest corner of the NW1/4NW1/4 or Lot 4, Section one (1), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian; all in Charles Mix County, South Dakota.
TRACT 42
Parcel 1:
The west one-half of the northwest quarter (W1/2NW1/4), the northeast quarter of the northwest quarter (NE1/4NW1/4), and Lot six (6), Section thirty-two (32), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
Parcel 2:
Northeast Quarter (NE1/4) of Section One (1), Township Ninety-Six (96) North, Range Sixty-Two (62), West of the 5th P.M., Charles Mix County, South Dakota, also described as Lots 1 and 2 and the South Half of the Northeast Quarter (S1/2 NE 1/4) of Section One (1), Township Ninety-Six (96) North, Range Sixty-Two (62), West of the 5th P.M., Charles Mix County, South Dakota.
TRACT 43
Parcel 1:
The east one-half of the northeast quarter (E1/2NE1/4), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;

8-K Exhibit 4.1

Parcel 2:
Lot three (3), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian; also described as The northwest quarter of the southwest quarter (NW1/4SW1/4), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 3:
Lot four (4) and the southeast quarter of the southwest quarter (SE1/4SW1/4), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 4:
The north one-half of the southeast quarter (N1/2SE1/4), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 5:
The northeast quarter of the southwest quarter (NE1/4SW1/4), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 6:
The south one-half of the southeast quarter (S1/2SE1/4), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
all in Charles Mix County, South Dakota.
TRACT 44
Lots one (1) and two (2), the southwest quarter of the northeast quarter (SW1/4NE1/4) and the west one-half of the southeast quarter (W1/2SE1/4), Section six (6), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 45
The west one-half of the northeast quarter (W1/2NE1/4), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 46
The northwest quarter of the northeast quarter (NW1/4NE1/4), less the west 10 acres thereof, and Lot 7-A, less the west 10 acres thereof, all in Section thirty-two (32), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 47
Lot eight (8) and Lot 7-B, Section thirty-two (32), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.

8-K Exhibit 4.1

TRACT 48
Parcel 1:
Lots three (3), four (4), five (5) and the southeast quarter of the northwest quarter (SE1/4NW1/4), Section six (6), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
Parcel 2:
Lots six {6) and seven (7) and the east one-half of the southwest quarter (E1/2SW1/4), Section six (6), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
Parcel 3:
The southwest quarter of the southwest quarter (SW1/4SW1/4), Section thirty-six (36), Township ninety-seven (97) North, Range sixty-two (62) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 49
The southeast quarter of the northwest quarter (SE1/4NW1/4), the west ten acres (W-10 A) of the northwest quarter of the northeast quarter (NW1/4NE1/4), and the west ten acres (W-10 A) of Lot 7-A, all in Section thirty-two (32), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 50
Parcel 1
Lot one (1) and the southeast quarter of the northeast quarter (SE1/4NE1/4), Section twenty-five (25), Township ninety-seven (97) North, Range sixty-two (62) West of the Fifth Principal Meridian;
also described as
The east one-half of the northeast quarter (E1/2NE1/4), Section twenty-five (25), Township ninety-seven (97) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 2:
The west one-half of the northeast quarter (W1/2NE1/4), Section twenty-five (25), Township ninety-seven (97) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 3:
Lot eight (8) and the southeast quarter of the northwest quarter (SE1/4NW1/4), Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
also described as:
The south one-half of the northwest quarter (S1/2NW1/4), Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
all in Charles Mix County, South Dakota.

8-K Exhibit 4.1

TRACT 51
The south one-half of the northeast quarter (S1/2NE1/4), Section thirty-six (36), Township ninety-seven (97) North, Range sixty two (62) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 52
The north one-half of the northeast quarter (N1/2NE1/4), Section thirty-six (36), Township ninety-seven (97) North, Range sixty-two (62) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 53
The southeast quarter (SE1/4) and the east one-half of the southwest quarter (E1/2SW1/4), Section one (1), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
TRACT 54
Parcel 1:
Lot nine (9) of Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
also described as
The northwest quarter of the southwest quarter (NW1/4SW1/4) of Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
Parcel 2:
Lot ten (10), Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
also described as
The southwest quarter of the southwest quarter (SW1/4SW1/4) of Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 55
Lots four (4) and five (5), except the south 20 acres of Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 56
Lot Six (6), Seven (7) and the Southwest Quarter of the Southeast Quarter (SW1/4SE1/4) of Section twenty-nine (29), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota containing 100 acres more or less, subject to easements and restrictions of record.
Less and except the following:
The South 584.83 feet of the Southeast Quarter (SE1/4) of Section Twenty-Nine (29), Township Ninety-Seven (97), North Range Sixty-One (61) West, of the 5`11 P.M., less the West 2227 feet of the Southeast Quarter (SE1/4) of Section Twenty-Nine (29), Township Ninety-Seven (97), North Range Sixty-One (61) West, of the 51" P.M., containing 2.75 acres more or less.

8-K Exhibit 4.1

TRACT 57
Parcel 1:
The east one-half of the southwest quarter (E1/2SW1/4), Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
Parcel 2:
The northeast quarter of the southeast quarter (NE1/4SE1/4) and the south ten acres (S 10 acres) of Lot four (4), Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 58
Parcel 1:
The east one-half of the northwest quarter (E1/2NW1/4), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
Parcel 2:
The south one-half of the northwest quarter (S1/2NW1/4), Section thirty-six (36), Township ninety-seven (97) North, Range sixty-two (62) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 59
Lots one (1) and (2), Section thirty-one (31), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 60
The southeast quarter (SE1/4), Section thirty-six (36), Township ninety-seven (97) North, Range sixty-two (62) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 61
The northwest quarter of the southeast quarter (NW1/4 SE1/4) and the south ten acres (S-10 A) of Lot five (5), Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 62
Parcel 1
The southeast quarter of the southeast quarter (SE1/4SE1/4), Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 2:
The southwest quarter of the southeast quarter (SW1/4SE1/4), Section thirty (30), Township ninety-seven (97) North, Range sixty-one (61) West of the Fifth Principal Meridian;
all in Charles Mix County, South Dakota.

8-K Exhibit 4.1

TRACT 63
Parcel 1:
The east one-half of the southwest quarter (E1/2SW1/4), Section twelve (12), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 2:
The northeast quarter (NE1/4), Section twelve (12), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 3:
The northwest quarter (NW1/4), Section twelve (12), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 4:
The southeast quarter (SE1/4), Section twelve (12), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 5:
The west one-half of the southeast quarter (W1/2SE1/4), Section thirteen (13), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 6:
The northwest quarter (NW1/4), Section thirteen (13), Township ninety-six (96) North, Range sixty-two (62) West of the Fifth Principal Meridian;
Parcel 7:
Lots eight (8) and eleven (11) and the southwest quarter of the northwest quarter (SW1/4NW1/4), Section five (5), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 8:
Lots nine (9) and ten (10), Section five (5), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 9:
Lot seven (7), Section five (5), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 10:
The southeast quarter of the southeast quarter (SE1/4SE1/4), Section six (6), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian;

8-K Exhibit 4.1

Parcel 11:
Lot seven (7), Section seven (7), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 12:
Lot two (2), Section eight (8), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 13:
The southeast quarter of the northeast quarter (SE1/4NE1/4) and the northeast quarter of the southeast quarter (NE1/4SE1/4), Section six (6), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 14:
The northwest quarter of the northeast quarter (NW1/4NE1/4) and the northeast quarter of the northwest quarter (NE1/4NW1/4), Section seven (7), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian;
Parcel 15: See Tract 41
Parcel 16:
See Tract 41
Parcel 17:
The northwest quarter of the northeast quarter (NW1/4NE1/4) and the west eighty (W-80) rods of Lot seven (7), less Clearfield Tract 1, Section eighteen (18), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota (approximately 68 acres).
All in Charles Mix County, South Dakota.
TRACT 64
Lot six (6) and the southwest quarter of the northeast quarter (SW1/4NE1/4), and Lot nine (9) and the southeast quarter of the northwest quarter (SE1/4NW1/4), Section seven (7), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.
TRACT 65
Lot eight (8), Section seven (7), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota;
TRACT 66
Lots ten (10) and eleven (11), the east one-half of the southwest quarter (E1/2SW1/4), Lots four (4) and five (5) and the west one-half of the southeast quarter (W1/2SE1/4), Section seven (7), Township ninety-six (96) North, Range sixty-one (61) West of the Fifth Principal Meridian, Charles Mix County, South Dakota.

8-K Exhibit 4.1

TRACT 67
All that real property located in Hutchinson County, South Dakota, described as follows:
That part of the North Half of the Northwest Quarter (N1/2NW1/4) of Section Twenty Eight (28), in Township Ninety-Seven (97) North, Range Sixty One (61) West of the 5th P.M., described as follows:
Beginning at the North East corner of the North West Quarter of Section Twenty Eight (28) of Township Ninety Seven (97) North, of Range Sixty One (61) West, thence west along the section line sixteen (16) rods, thence south twenty (20) rods, thence east sixteen (16) rods to the east line of said quarter section, thence north along said line twenty (20) rods to the place of beginning. Containing two (2) acres of land. Said parcel to be used by Pleasant View Cemetery Association for a public cemetery.